UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

SILVER HORN MINING LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-25097	65-0783722
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

18 Falcon Hills Dr.
Highlands Ranch, CO 80126
 (Address of principal executive offices) (zip code)

(720) 413-4520
(Registrant's telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 21, 2014, a majority of the voting capital stock of Silver Horn Mining Ltd. (the “Company”) took action by written consent to approve (i) the Company’s 2014 Equity Incentive Plan (the “Plan”) and (ii) entry into an Agreement and Plan of Merger (the “Merger Agreement”) with a newly-formed wholly-owned subsidiary, Great West Resources, Inc., a Nevada corporation, for the purpose of changing the state of incorporation of the Company to Nevada from Delaware (the “Merger”).

The Company filed a preliminary information statement on Schedule 14C and a definitive information statement on Schedule 14C with the Securities and Exchange Commission on February 7, 2014 and February 20, 2014, respectively, describing the Plan, Merger and Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 31, 2014

SILVER HORN MINING LTD.

By:	/s/ Patrick Avery
Name: Patrick Avery
Title: Chief Executive Officer